UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2024

AWAYSIS CAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21477	27-0514566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Lakeside Dr, Suite 100, Miramar, Florida 33027

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 795-3311

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Such securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

On September 16, 2024 (the “Effective Date”), Awaysis Capital, Inc. (the “Company”) issued an aggregate of 31,671,433 shares of its common stock, par value $0.01 per share (the “Common Stock”), in lieu of cash compensation due and owing to certain executive officers of the Company, as follows:

1.	Michael Singh, the Company’s Chairman and Co-Chief Executive Officer, was issued an aggregate of 14,071,153 shares of Common Stock, at per share prices ranging from $0.1202 to $1.1920, in lieu of accrued and unpaid salary and bonuses aggregating $3,469,665 from September 1, 2022 through June 30, 2024.

2.	Andrew Trumbach, the Company’s Co-Chief Executive Officer and Chief Financial Officer, and a member of the Board of Directors of the Company, was issued an aggregate of 14,071,153 shares of Common Stock, at per share prices ranging from $0.1202 to $1.1920, in lieu of accrued and unpaid salary and bonuses aggregating $3,469,665 from September 1, 2022 through June 30, 2024.

3.	Tyler Trumbach, the Company’s Chief Legal Counsel and a director, was issued an aggregate of 3,529,127 shares of Common Stock, at per share prices ranging from $0.1202 to $1.1920, in lieu of accrued and unpaid salary and bonuses aggregating $895,512 from September 1, 2022 through June 30, 2024.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2024

AWAYSIS CAPITAL, INC.

	By:	/s/ Tyler Trumbach
	Name:	Tyler Trumbach
	Title:	Chief Legal Counsel